UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

Current Report

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) January 29, 2015

LANDSTAR SYSTEM, INC.

(Exact name of registrant as specified in its charter)

Delaware	021238	06-1313069
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

13410 Sutton Park Drive South, Jacksonville, Florida	32224
(Address of principal executive offices)	(Zip Code)

(904) 398-9400

(Registrant’s telephone number, including area code)

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01 Other Events

As of the first quarter of 2015, the Company has revised the format of its financial statement supplemental information presentation to include truck transportation revenue by trailer type. Included with this 8-K is a supplemental information presentation in the new format for each quarter of the Company’s three most recently completed fiscal years. This change in the reporting of supplemental information has no impact on reporting with respect to the Company’s consolidated balance sheets, income statements, cash flows or changes in shareholders’ equity for any periods.

Item 9.01 Financial Statements and Exhibits

Exhibits

99.1	Supplemental Information by Trailer Type for Landstar System, Inc. for 2014, 2013 and 2012.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

LANDSTAR SYSTEM, INC.

Date: January 29, 2015	By:	/s/ L. Kevin Stout
Name: L. Kevin Stout
Title: Vice President, Chief Financial Officer and Assistant Secretary